SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 20, 2004

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota
(State or other jurisdiction of incorporation)

0-13257	41-16810894
(Commission file number)	(IRS Employer Identification No.)

1120 Wayzata Boulevard East, Suite 201 Wayzata, MN 55391
(Address of principal executive offices)

(952) 473-4102
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Engagement of new Principal Accountant.

Nortech Systems Incorporated (“the Company”) has engaged McGladrey & Pullen, LLP as the Company’s principal accountant to audit the Company’s financial statements, effective October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004

NORTECH SYSTEMS INCORPORATED

	By:	/s/ Michael J. Degen
Chief Executive Officer